                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
(INVESCO COUNSELOR                                                                              EXPIRATION
  SERIES TRUST)                         WAIVER DESCRIPTION                       EFFECTIVE DATE    DATE
------------------  -----------------------------------------------------------  -------------- ----------
Invesco Strategic   Invesco will waive advisory fees in an amount equal to the     4/30/2014    04/30/2015
Real Return         advisory fees earned on underlying affiliated investments
Fund


 AIM INVESTMENT
 FUNDS (INVESCO                                                                                EXPIRATION
INVESTMENT FUNDS                       WAIVER DESCRIPTION                       EFFECTIVE DATE    DATE
------------------ -----------------------------------------------------------  -------------- ----------
Invesco Global     Invesco will waive advisory fees in an amount equal to the     12/17/2013   12/31/2015
Targeted Returns   advisory fees earned on underlying affiliated investments
Fund
Invesco Strategic  Invesco will waive advisory fees in an amount equal to the      5/2/2014    05/31/2015
Income Fund        advisory fees earned on underlying affiliated investments


  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                              EXPIRATION
   SERIES TRUST)                          WAIVER DESCRIPTION                       EFFECTIVE DATE    DATE
--------------------  -----------------------------------------------------------  -------------- ----------
 Premier Portfolio    Invesco will waive advisory fees in the amount of 0.07% of      2/1/2011    12/31/2014
                      the Fund's average daily net assets
 Premier U.S.         Invesco will waive advisory fees in the amount of 0.07% of      2/1/2011    12/31/2014
 Government           the Fund's average daily net assets
 Money Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                         EFFECTIVE DATE    COMMITTED UNTIL
---------                                        ----------------- -----------------
Invesco American Franchise Fund                  February 12, 2010 December 31, 2014
Invesco California Tax-Free Income Fund          February 12, 2010 December 31, 2014
Invesco Core Plus Bond Fund                        June 2, 2009    December 31, 2014
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010 December 31, 2014
Invesco Equity and Income Fund                   February 12, 2010 December 31, 2014
Invesco Floating Rate Fund                         July 1, 2007    December 31, 2014
Invesco Global Real Estate Income Fund             July 1, 2007    December 31, 2014
Invesco Growth and Income Fund                   February 12, 2010 December 31, 2014
Invesco Low Volatility Equity Yield Fund           July 1, 2007    December 31, 2014
Invesco Pennsylvania Tax Free Income Fund        February 12, 2010 December 31, 2014
Invesco S&P 500 Index Fund                       February 12, 2010 December 31, 2014
Invesco Small Cap Discovery Fund                 February 12, 2010 December 31, 2014
Invesco Strategic Real Return Fund                April 30, 2014    April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                    ---------------------------------------

PORTFOLIO                                     EFFECTIVE DATE  COMMITTED UNTIL
---------                                     -------------- -----------------
Invesco Charter Fund                           July 1, 2007  February 28, 2015
Invesco Diversified Dividend Fund              July 1, 2007  February 28, 2015
Invesco Summit Fund                            July 1, 2007  February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     -------------------------------------

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco European Small Company Fund            July 1, 2007  April 30, 2015
Invesco Global Core Equity Fund                July 1, 2007  April 30, 2015
Invesco International Small Company Fund       July 1, 2007  April 30, 2015
Invesco Small Cap Equity Fund                  July 1, 2007  April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                   -----------------------------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010 April 30, 2015
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007    April 30, 2015
Invesco Mid Cap Core Equity Fund                July 1, 2007    April 30, 2015
Invesco Multi-Asset Inflation Fund             April 30, 2014   April 30, 2015
Invesco Small Cap Growth Fund                   July 1, 2007    April 30, 2015
Invesco U.S. Mortgage Fund                    February 12, 2010 April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
----                                          -------------- -----------------
Invesco Asia Pacific Growth Fund               July 1, 2007  February 28, 2015
Invesco European Growth Fund                   July 1, 2007  February 28, 2015
Invesco Global Growth Fund                     July 1, 2007  February 28, 2015
Invesco Global Opportunities Fund             August 3, 2012 February 28, 2015
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007  February 28, 2015
Invesco International Core Equity Fund         July 1, 2007  February 28, 2015
Invesco International Growth Fund              July 1, 2007  February 28, 2015
Invesco Select Opportunities Fund             August 3, 2012 February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                -----------------------------------------------

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ -----------------
Invesco All Cap Market Neutral Fund                     December 17, 2013  December 31, 2015
Invesco Balanced-Risk Allocation Fund/1/                   May 29, 2009    February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund/2/        November 29, 2010  February 28, 2015
Invesco China Fund                                         July 1, 2007    February 28, 2015
Invesco Developing Markets Fund                            July 1, 2007    February 28, 2015
Invesco Emerging Markets Equity Fund                       May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010    February 28, 2015
Invesco Endeavor Fund                                      July 1, 2007    February 28, 2015
Invesco Global Health Care Fund                            July 1, 2007    February 28, 2015
Invesco Global Infrastructure Fund                         May 2, 2014       May 31, 2015
Invesco Global Market Neutral Fund                      December 17, 2013  December 31, 2015
Invesco Global Markets Strategy Fund/3/                 September 25, 2012 February 28, 2015
Invesco Global Targeted Returns Fund/4/                 December 17, 2013  December 31, 2015
Invesco International Total Return Fund                    July 1, 2007    February 28, 2015
Invesco Long/Short Equity Fund                          December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund            December 17, 2013  December 31, 2015
Invesco Macro International Equity Fund                 December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund                           December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund                             February 12, 2010  February 28, 2015
Invesco Premium Income Fund                             December 13, 2011  February 28, 2015
Invesco Select Companies Fund                              July 1, 2007    February 28, 2015
Invesco Strategic Income Fund                              May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Corporate Bond Fund                             February 12, 2010  June 30, 2014
Invesco Global Real Estate Fund                           July 1, 2007     June 30, 2014
Invesco High Yield Fund                                   July 1, 2007     June 30, 2014
Invesco Limited Maturity Treasury Fund                    July 1, 2007     June 30, 2014
Invesco Money Market Fund                                 July 1, 2007     June 30, 2014
Invesco Real Estate Fund                                  July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                              July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                              July 1, 2007     June 30, 2014

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                    ---------------------------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2014
Invesco Comstock Fund                         February 12, 2010  June 30, 2014
Invesco Energy Fund                             July 1, 2007     June 30, 2014
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2014
Invesco Technology Fund                         July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                -----------------------------------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010 April 30, 2015
Invesco V.I. American Value Fund              February 12, 2010 April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010 April 30, 2015
Invesco V.I. Comstock Fund                    February 12, 2010 April 30, 2015
Invesco V.I. Core Equity Fund                   July 1, 2007    April 30, 2015
Invesco V.I. Diversified Dividend Fund        February 12, 2010 April 30, 2015
Invesco V.I. Diversified Income Fund            July 1, 2007    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010 April 30, 2015
Invesco V.I. Equity and Income Fund           February 12, 2010 April 30, 2015
Invesco V.I. Global Core Equity Fund          February 12, 2010 April 30, 2015
Invesco V.I. Global Health Care Fund            July 1, 2007    April 30, 2015
Invesco V.I. Global Real Estate Fund            July 1, 2007    April 30, 2015
Invesco V.I. Government Securities Fund         July 1, 2007    April 30, 2015
Invesco V.I. Growth and Income Fund           February 12, 2010 April 30, 2015
Invesco V.I. High Yield Fund                    July 1, 2007    April 30, 2015
Invesco V.I. International Growth Fund          July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Growth Fund              February 12, 2010 April 30, 2015
Invesco V.I. Money Market Fund                  July 1, 2007    April 30, 2015
Invesco V.I. S&P 500 Index Fund               February 12, 2010 April 30, 2015
Invesco V.I. Small Cap Equity Fund              July 1, 2007    April 30, 2015
Invesco V.I. Technology Fund                    July 1, 2007    April 30, 2015
Invesco V.I. Managed Volatility Fund            July 1, 2007    April 30, 2015
Invesco V.I. Value Opportunities Fund           July 1, 2007    April 30, 2015

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST
                           ------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund   January 16, 2013 February 28, 2015

                               CLOSED-END FUNDS
                               ----------------

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2014
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2014
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2014

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President
                                                           as of April 30, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/
                         -----------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares                        Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares                        Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares                        Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                       Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                       Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                        Contractual     0.50%      June 6, 2011    December 31, 2013
Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                          Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                          Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                          Contractual     0.53%     April 30, 2014   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares                        Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2014
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                        Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                        Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco International Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                       Contractual     2.00%      July 1, 2009    June 30, 2014
   Class R6 Shares                       Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                              ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                                 Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                                                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                                                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                                                 Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                                                Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                                                Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                                                 Contractual     1.75%      July 1, 2009    June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                              ------------ ---------- ------------------ -----------------
Invesco Alternative Strategies Fund
   Class A Shares                                                 Contractual     0.82%   December 17, 2013  December 31, 2015
   Class C Shares                                                 Contractual     1.57%   December 17, 2013  December 31, 2015
   Class R Shares                                                 Contractual     1.07%   December 17, 2013  December 31, 2015
   Class R5 Shares                                                Contractual     0.57%   December 17, 2013  December 31, 2015
   Class R6 Shares                                                Contractual     0.57%   December 17, 2013  December 31, 2015
   Class Y Shares                                                 Contractual     0.57%   December 17, 2013  December 31, 2015
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                                 Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                                                Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                                                Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                                                 Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                                                Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                                                Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                                                Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                                                 Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                                 Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                                                Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                                                Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                                                 Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                                                Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                                                Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                                                Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                                                 Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                                 Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                                                Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                                                 Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                                                Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                                                 Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                                                Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                                                Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                                                Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                                                 Contractual     0.00%    November 4, 2009   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                              ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                                 Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                                                Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                                 Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                                 Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                                                Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                                 Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                                                Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                                                Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                                                Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                                 Contractual     0.00%    November 4, 2009  April 30, 2015
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                                 Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                                                Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                                 Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                                 Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                                                Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                                 Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                                                Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                                                Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                                                Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                                 Contractual     0.00%    November 4, 2009  April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                                                 Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                                                 Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                                                Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                                                 Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                                                 Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                                                 Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                                                Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                                                Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                                                 Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                                                 Contractual     2.50%      July 1, 2009    June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                                                 Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                                                 Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                                                 Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                                                 Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                                                Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                                                 Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                                                 Contractual     1.75%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                      Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                     Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                      Contractual     0.00%      May 1, 2012     April 30, 2015
Invesco International Allocation Fund
   Class A Shares                      Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                      Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                     Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                      Contractual     2.00%      May 1, 2012     June 30, 2014
Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Moderate Allocation Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                      Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                      Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual     0.73%     April 30, 2014   April 30, 2015
   Class C Shares                      Contractual     1.48%     April 30, 2014   April 30, 2015
   Class R Shares                      Contractual     0.98%     April 30, 2014   April 30, 2015
   Class Y Shares                      Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R5 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R6 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015
Invesco Small Cap Growth Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares               Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                              ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                                                 Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                                          Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                                                 Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                                                 Contractual     3.00%    January 1, 2013     June 30, 2014
   Class C Shares                                                 Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                                                Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                                                Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                                                 Contractual     2.00%    January 1, 2013     June 30, 2014
Invesco Global Opportunities Fund
   Class A Shares                                                 Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                                                 Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                                                 Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                                                Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                                                Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                                                 Contractual     1.11%     August 1, 2012   February 28, 2015
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                                                 Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                                                Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                                          Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco International Growth Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                                                 Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                                                Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2013      June 30, 2014
Invesco Select Opportunities Fund
   Class A Shares                                                 Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                                                 Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                                                 Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                                                Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                                                Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                                                 Contractual     1.26%     August 1, 2012   February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                                 Contractual     1.37%   December 17, 2013  December 31, 2015
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                                 Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                                                 Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                                                Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R6 Shares                                                Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                                                 Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                                 Contractual     1.22%   November 29, 2010    June 30, 2014
   Class B Shares                                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                                 Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                                Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                                Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                                 Contractual     0.97%   November 29, 2010    June 30, 2014
Invesco China Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco Developing Markets Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                                                Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                                                Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                                                 Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                                 Contractual     1.60%      May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                                Contractual     0.99%   September 24, 2012 February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                              ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                                                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                                                 Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                                                 Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                                                Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                                                Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                                                 Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                                                 Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                                                 Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                                          Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Global Infrastructure Fund
   Class A Shares                                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                                Contractual     1.15%      May 2, 2014       May 31, 2015
Invesco Global Markets Strategy Fund/5/
   Class A Shares                                                 Contractual     2.25%    August 28, 2013   December 16, 2013
   Class C Shares                                                 Contractual     3.00%    August 28, 2013   December 16, 2013
   Class R Shares                                                 Contractual     2.50%    August 28, 2013   December 16, 2013
   Class R5 Shares                                                Contractual     2.00%    August 28, 2013   December 16, 2013
   Class R6 Shares                                                Contractual     2.00%    August 28, 2013   December 16, 2013
   Class Y Shares                                                 Contractual     2.00%    August 28, 2013   December 16, 2013
Invesco Global Markets Strategy Fund/5/
   Class A Shares                                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                                 Contractual     1.55%   December 17, 2013  February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                                 Contractual     1.37%   December 17, 2013  December 31, 2015
Invesco Global Targeted Returns Fund/6/
   Class A Shares                                                 Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                                                 Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                                                 Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                                                Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                                                Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                                                 Contractual     1.46%   December 17, 2013  December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015
Invesco MLP Fund
   Class A Shares                             Contractual     1.50%      May 2, 2014       May 31, 2015
   Class C Shares                             Contractual     2.25%      May 2, 2014       May 31, 2015
   Class R Shares                             Contractual     1.75%      May 2, 2014       May 31, 2015
   Class R5 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class R6 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class Y Shares                             Contractual     1.25%      May 2, 2014       May 31, 2015
Invesco Macro international Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                   Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                   Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                   Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares                  Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares                  Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                   Contractual     0.64%   December 13, 2011  February 28, 2015
Invesco Select Companies Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                   Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                   Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                   Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                  Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                   Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Strategic Income Fund
   Class A Shares                   Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                   Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                   Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                   Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares                  Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares                  Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                   Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                   Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                   Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                   Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                  Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                  Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                   Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                   Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                   Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                   Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                  Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                  Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                   Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco High Yield Fund
   Class A Shares                   Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                   Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                   Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                  Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                  Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                   Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares            Contractual     1.50%      July 1, 2013    June 30, 2014
Invesco Limited Maturity Treasury
  Fund
   Class A Shares                   Contractual     1.50%      July 1, 2012    June 30, 2014
   Class A2 Shares                  Contractual     1.40%      July 1, 2012    June 30, 2014
   Class R5 Shares                  Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                   Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Municipal Bond Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                        Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                        Contractual    2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual    1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual    1.50%       July 1, 2012    June 30, 2014
Invesco Real Estate Fund
   Class A Shares                        Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                        Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                        Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                        Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares                       Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                        Contractual    1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual    2.00%       July 1, 2012    June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                        Contractual    1.40%       July 1, 2013    June 30, 2014
   Class C Shares                        Contractual    1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                        Contractual    1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual    1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual    1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual    1.25%       July 1, 2013    June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                        Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                        Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R Shares                        Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual    1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual    1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                 Contractual    1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2014
Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Energy Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                        Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                        Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                       Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                       Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                        Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares                 Contractual     1.10%   February 6, 2013  August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%     July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%     July 1, 2009     June 30, 2014
   Class Y Shares                        Contractual     1.75%     July 1, 2009     June 30, 2014
   Investor Class Shares                 Contractual     2.00%     July 1, 2009     June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                        Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                        Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                        Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                       Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                       Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                        Contractual     0.90%     July 15, 2013    July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2014
Invesco Technology Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2014
   Investor Class Shares                 Contractual     2.00%     July 1, 2012     June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                        Contractual     2.00%   February 12, 2010  June 30, 2014
   Class B Shares                        Contractual     2.75%   February 12, 2010  June 30, 2014
   Class C Shares                        Contractual     2.75%   February 12, 2010  June 30, 2014
   Class Y Shares                        Contractual     1.75%   February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R Shares                        Contractual     2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014
Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                           as of April 30, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/
              ---------------------------------------------------

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2014
Liquid Assets Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.34%      July 1, 2009    December 31, 2014
STIC Prime Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual    0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.28%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.41%/2/   July 1, 2009    December 31, 2014
Treasury Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of April 30, 2014


                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                     --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                            Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                            Contractual     1.01%     May 1, 2014     April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of April 30, 2014


Invesco V.I. Global Core Equity Fund
   Series I Shares                       Contractual 2.25% July 1, 2012 June 30, 2014
   Series II Shares                      Contractual 2.50% July 1, 2012 June 30, 2014
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual 1.50% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 1.75% May 1, 2013  June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual 0.78% May 1, 2013  April 30, 2015
   Series II Shares                      Contractual 1.03% May 1, 2013  April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares                       Contractual 0.80% May 2, 2011  April 30, 2014
   Series II Shares                      Contractual 1.05% May 2, 2011  April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                       Contractual 2.25% July 1, 2012 June 30, 2014
   Series II Shares                      Contractual 2.50% July 1, 2012 June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual 1.09% July 1, 2012 June 30, 2014
   Series II Shares                      Contractual 1.34% July 1, 2012 June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                       Contractual 1.50% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 1.75% May 1, 2013  June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual 2.00% July 1, 2012 June 30, 2014
   Series II Shares                      Contractual 2.25% July 1, 2012 June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                      Contractual 2.25% May 1, 2013  June 30, 2014

                                                           as of April 30, 2014


Invesco V.I. Technology Fund
   Series I Shares                     Contractual 2.00%  May 1, 2013   June 30, 2014
   Series II Shares                    Contractual 2.25%  May 1, 2013   June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                     Contractual 2.00%  May 1, 2012   June 30, 2014
   Series II Shares                    Contractual 2.25%  May 1, 2012   June 30, 2014
Invesco V.I. Managed Volatility Fund*
   Series I Shares                     Contractual 1.03% April 30, 2014 April 30, 2015
   Series II Shares                    Contractual 1.28% April 30, 2014 April 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual 2.00%  May 1, 2013   June 30, 2014
   Series II Shares                    Contractual 2.25%  May 1, 2013   June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                           as of April 30, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS
                        ------------------------------

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust       Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust             Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust               Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 28

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of April 22, 2014, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                            EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                            ------------------------------------
Invesco All Cap Market Neutral Fund                              December 16, 2013
Invesco Balanced-Risk Allocation Fund                               May 29, 2009
Invesco Balanced-Risk Commodity Strategy Fund                    November 29, 2010
Invesco China Fund                                                 March 31, 2006
Invesco Developing Markets Fund                                  September 1, 2001
Invesco Emerging Market Local Currency Debt Fund                   June 14, 2010
Invesco Emerging Markets Equity Fund                                May 31, 2011
Invesco Endeavor Fund                                             November 3, 2003
Invesco Global Health Care Fund                                  September 1, 2001
Invesco Global Infrastructure Fund                                 April 22, 2014
Invesco Global Market Neutral Fund                               December 16, 2013
Invesco Global Markets Strategy Fund                             September 25, 2012
Invesco Global Targeted Returns Fund                             December 16, 2013
Invesco International Total Return Fund                            March 31, 2006

Invesco Long/Short Equity Fund                          December 16, 2013
Invesco Low Volatility Emerging Markets Fund            December 16, 2013
Invesco Macro International Equity Fund                 December 16, 2013
Invesco Macro Long/Short Fund                           December 16, 2013
Invesco MLP Fund                                         April 22, 2014
Invesco Pacific Growth Fund                             February 12, 2010
Invesco Premium Income Fund                             December 14, 2011
Invesco Select Companies Fund                           November 3, 2003
Invesco Strategic Income Fund                            April 22, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $10 billion.....................................................    1.25%
Over $10 billion......................................................    1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                             ANNUAL RATE*
----------                                                             ------------
First $250 million....................................................     0.95%
Next $250 million.....................................................    0.925%
Next $500 million.....................................................     0.90%
Next $1.5 billion.....................................................    0.875%
Next $2.5 billion.....................................................     0.85%
Next $2.5 billion.....................................................    0.825%
Next $2.5 billion.....................................................     0.80%
Over $10 billion......................................................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

NET ASSETS                                                             ANNUAL RATE*
----------                                                             ------------
First $250 million....................................................    1.050%
Next $250 million.....................................................    1.025%
Next $500 million.....................................................    1.000%
Next $1.5 billion.....................................................    0.975%
Next $2.5 billion.....................................................    0.950%
Next $2.5 billion.....................................................    0.925%
Next $2.5 billion.....................................................    0.900%
Over $10 billion......................................................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                              INVESCO CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $250 million....................................................    0.935%
Next $250 million.....................................................     0.91%
Next $500 million.....................................................    0.885%
Next $1.5 billion.....................................................     0.86%
Next $2.5 billion.....................................................    0.835%
Next $2.5 billion.....................................................     0.81%
Next $2.5 billion.....................................................    0.785%
Over $10 billion......................................................     0.76%

               INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $500 million....................................................    0.75%
Next $500 million.....................................................    0.70%
Next $500 million.....................................................    0.67%
Over $1.5 billion.....................................................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $350 million....................................................     0.75%
Next $350 million.....................................................     0.65%
Next $1.3 billion.....................................................     0.55%
Next $2 billion.......................................................     0.45%
Next $2 billion.......................................................     0.40%
Next $2 billion.......................................................    0.375%
Over $8 billion.......................................................     0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $2.5 billion....................................................    0.840%
Next $2 billion.......................................................    0.800%
Next $3.5 billion.....................................................    0.785%
Over $8 billion.......................................................    0.770%

                     INVESCO GLOBAL MARKETS STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

NET ASSETS                                                             ANNUAL RATE*
----------                                                             ------------
First $10 billion.....................................................    1.500%
Over $10 billion......................................................    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $250 million....................................................     0.65%
Next $250 million.....................................................     0.59%
Next $500 million.....................................................    0.565%
Next $1.5 billion.....................................................     0.54%
Next $2.5 billion.....................................................    0.515%
Next $5 billion.......................................................     0.49%
Over $10 billion......................................................    0.465%

                               INVESCO MLP FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $1 billion......................................................    1.00%
Next $1.5 billion.....................................................    0.95%
Next $2 billion.......................................................    0.93%
Next $3.5 billion.....................................................    0.91%
Over $8 billion.......................................................    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $250 million....................................................    0.745%
Next $250 million.....................................................     0.73%
Next $500 million.....................................................    0.715%
Next $1.5 billion.....................................................     0.70%
Next $2.5 billion.....................................................    0.685%
Next $2.5 billion.....................................................     0.67%
Next $2.5 billion.....................................................    0.655%
Over $10 billion......................................................     0.64%

                         INVESCO STRATEGIC INCOME FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $1 billion......................................................    0.60%
Next $3.5 billion.....................................................    0.55%
Over $4.5 billion.....................................................    0.45%

                          INVESCO PACIFIC GROWTH FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $1 billion......................................................    0.87%
Next $1 billion.......................................................    0.82%
Over $2 billion.......................................................    0.77%

                          INVESCO PREMIUM INCOME FUND

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $500 million....................................................    0.650%
Next $500 million.....................................................    0.600%
Next $500 million.....................................................    0.550%
Over $1.5 billion.....................................................    0.540%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                  AIM INVESTMENT FUNDS
                                                  (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Stephen R. Rimes                By:  /s/ John M. Zerr
         --------------------------------         --------------------------------
         Assistant Secretary                      John M. Zerr
                                                  Senior Vice President

(SEAL)

                                                  INVESCO ADVISERS, INC.

Attest:  /s/ Stephen R. Rimes                By:  /s/ John M. Zerr
         --------------------------------         --------------------------------
         Assistant Secretary                      John M. Zerr
                                                  Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 14

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of April 22, 2014, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund;

   NOW, THEREFORE, the parties agree as follows;

       1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

          Invesco All Cap Market Neutral Fund
          Invesco Balanced-Risk Allocation Fund
          Invesco Balanced-Risk Commodity Strategy Fund
          Invesco China Fund
          Invesco Developing Markets Fund
          Invesco Emerging Market Local Currency Debt Fund
          Invesco Emerging Markets Equity Fund
          Invesco Endeavor Fund
          Invesco Global Health Care Fund
          Invesco Global Infrastructure Fund
          Invesco Global Market Neutral Fund
          Invesco Global Markets Strategy Fund
          Invesco Global Targeted Returns Fund
          Invesco International Total Return Fund
          Invesco Long/Short Equity Fund
          Invesco Low Volatility Emerging Markets Fund
          Invesco Macro International Equity Fund
          Invesco Macro Long/Short Fund
          Invesco MLP Fund
          Invesco Pacific Growth Fund
          Invesco Premium Income Fund
          Invesco Select Companies Fund
          Invesco Strategic Income Fund"

       2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                                  INVESCO ADVISERS, INC.

                                                  Adviser

                                                  By:     /s/ John M. Zerr
                                                          ----------------------
                                                  Name:   John M. Zerr
                                                  Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Senior Vice President Fund
                                                  Administration &
                                                  Chief Financial Officer, Funds

                                      INVESCO ASSET MANAGEMENT
                                      DEUTSCHLAND GMBH

                                      Sub-Adviser

                                      By:     /s/ C. Puschmann    /s/ Z. Rieger
                                              ----------------------------------
                                      Name:   C. Puschmann        Z. Rieger
                                      Title:  Managing Director   Procurator

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ John Rowland
                                                  -----------------------------
                                          Name:   John Rowland
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  -----------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Adviser

                                  By:     /s/ Nick Burrell    /s/ Robt. Yesberg
                                          --------------------------------------
                                  Name:   Nick Burrell        Robt. Yesberg
                                  Title:  Company Secretary   Director

                                         INVESCO HONG KONG LIMITED

                                         Sub-Adviser

                                         By:     /s/ Desmond Ng   /s/ Fanny Lee
                                                 -------------------------------
                                         Name:   Desmond Ng       Fanny Lee
                                         Title:  Director         Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  -----------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 1

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 30, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add AIM International Mutual Fund (Invesco International Mutual Funds), on behalf of its portfolios, Invesco Global Opportunities Fund and Invesco Global Select Companies Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add AIM International Mutual Fund (Invesco International Mutual Funds) and to add the Funds as the recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (as a series portfolio of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (as series portfolios of AIMF) (collectively, the "Fund"); ; and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Benjamin T. Fulton
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 25, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Markets Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds); NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to Invesco Global Markets Strategy Fund as a recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) (collectively, the "Fund"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Benjamin T. Fulton
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 25, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Securities Trust , on behalf of its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund and Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Benjamin T. Fulton
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 4

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 16, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Andrew Schlossberg
        -------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 5

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 22, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and Invesco Strategic Real Return, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of
       AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Andrew Schlossberg
        -------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                       3